Exhibit 24(a)



                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                      /s/ W. W. Allen
                               ----------------------------------
                                          W. W. Allen
                               Chairman of the Board of Directors
                                  and Chief Executive Officer;
                                  Principal Executive Officer
                                  Phillips Petroleum Company


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Rand C. Berney
                               ----------------------------------
                               Rand C. Berney
                               Vice President and Controller;
                               Principal Accounting Officer
                               Phillips Petroleum Company


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                      /s/ T. C. Morris
                          ---------------------------------------
                          T. C. Morris, Senior Vice President and
                          Chief Financial Officer;
                          Principal Financial Officer
                          Phillips Petroleum Company


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                               PHILLIPS PETROLEUM COMPANY



                                      /s/ W. W. Allen
                               ----------------------------------
                                          W. W. Allen
                               Chairman of the Board of Directors
                                  and Chief Executive Officer


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Norman R. Augustine
                               ----------------------------------
                               Norman R. Augustine, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ George B. Beitzel
                               ----------------------------------
                               George B. Beitzel, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ David L. Boren
                               ----------------------------------
                               David L. Boren, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ C. L. Bowerman
                               ----------------------------------
                               C. L. Bowerman, Director
                               Phillips Petroleum Company


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Robert E. Chappell, Jr.
                               ----------------------------------
                               Robert E. Chappell, Jr., Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Lawrence S. Eagleburger
                               ----------------------------------
                               Lawrence S. Eagleburger, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Larry D. Horner
                               ----------------------------------
                               Larry D. Horner, Director
                               Phillips Petroleum Company


Date: May 12, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ J. J. Mulva
                               ----------------------------------
                               J. J. Mulva, Director
                               Phillips Petroleum Company


Date: May 6, 1998
         --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Randall L. Tobias
                               ----------------------------------
                               Randall L. Tobias, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Victoria J. Tschinkel
                               ----------------------------------
                               Victoria J. Tschinkel, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                           /s/ Kathryn C. Turner
                               ----------------------------------
                               Kathryn C. Turner, Director
                               Phillips Petroleum Company


Date: May 11, 1998
          --